Exhibit 10.1

INCREASE AGREEMENT TO CREDIT AGREEMENT

THIS INCREASE AGREEMENT TO CREDIT AGREEMENT dated as of October 3, 2024 (this “Agreement”), is among STELLUS PRIVATE CREDIT BDC, a Delaware statutory trust that is regulated under the Investment Company Act (the “Borrower”), ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent (the “Administrative Agent”) and LC Issuer (the “LC Issuer”), CADENCE BANK (“Cadence”), and FIRST FINANCIAL BANK (“First Financial”, and together with Cadence, collectively, the “New Lenders” and each individually, a “New Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, certain financial institutions as lenders, Zions Bancorporation, N.A. dba Amegy Bank, as the Swingline Lender, the LC Issuer, and the Administrative Agent are parties to that certain Credit Agreement dated as of September 30, 2022 (as supplemented by that certain Increase Agreement dated as of December 9, 2022, that certain Increase Agreement dated as of April 26, 2023, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower requests that the Revolving Committed Amount be increased from $150,000,000 to $175,000,000 in the aggregate; and

WHEREAS, each New Lender is willing on the terms and subject to the conditions hereinafter set forth, to make a Commitment, subject to the terms and conditions of this Agreement; and

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1      Certain Definitions. The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Increase Effective Date” is defined in Article IV.

Section 1.2      Other Definitions. Capitalized terms used in this Agreement but not defined herein, shall have the meanings given such terms in the Credit Agreement.

ARTICLE II
COMMITMENT INCREASE REQUEST

On or before September 11, 2024, the Borrower irrevocably requested that the Revolving Committed Amount be increased from $150,000,000 to $175,000,000 in the aggregate (the “Commitment Increase”) pursuant to Section 2.8 of the Credit Agreement.

ARTICLE III
AGREEMENT TO INCREASE COMMITMENTS

Subject to the occurrence of the Increase Effective Date (as hereinafter defined), the Commitments are increased on the Increase Effective Date as follows:

Section 3.1      New Lenders. Each New Lender hereby (i) agrees to commit to provide a Commitment in the amount described on Schedule A attached hereto. Each New Lender confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii)  appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Administrative Agent and LC Issuer consent to each New Lender joining the Credit Agreement as a Lender. From and after the Increase Effective Date each New Lender shall be deemed to be a party to the Credit Agreement, and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

Section 3.2      Commitment Increase. On the Increase Effective Date, adjustments of Borrowings will be made in accordance with Section 2.8(d) and (e) of the Credit Agreement that will result in, after giving effect to all such deemed prepayments and borrowings, the Revolving Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitment Increase herein, as described on Schedule A attached hereto.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS

Section 4.1      Effective Date. This Agreement shall become effective on the date first set forth above (the “Increase Effective Date”) when the Administrative Agent shall have received:

(a)            counterparts of this Agreement duly executed and delivered on behalf of the Borrower, the Administrative Agent, the LC Issuer, and the New Lenders, together with the Subsidiary Guarantor’s Consent and Agreement executed by the Subsidiary Guarantor;

(b)            a Revolving Credit Note in the maximum principal amount of $15,000,000 executed by Borrower and made payable to Cadence Bank;

(c)            a Revolving Credit Note in the maximum principal amount of $10,000,000 executed by Borrower and made payable to First Financial Bank;

(d)            an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Borrower authorizing this Agreement, in form and substance satisfactory to Administrative Agent;

(e)            a certificate of existence/good standing for Borrower and the Subsidiary Guarantor from its jurisdiction of formation;

(f)             a certificate of a duly authorized officer of the Borrower in form and substance satisfactory to the Administrative Agent (i) stating that each of the applicable conditions set forth in Section 2.8(e) of the Credit Agreement have been satisfied and (ii) certifying that on and as of the Increase Effective Date, before and after giving effect to the Commitment Increase, (x) the representations and warranties contained in Article 7 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date), and (y) no Default or Event of Default exists; and

(g)            payment by the Borrower of all fees payable pursuant to the Increase Agreement Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE V
MISCELLANEOUS

Section 5.1      Representations. The Borrower hereby represents and warrants that (i) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Agreement, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 5.2      Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

Section 5.3      Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article 13 thereof.

Section 5.4      Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.5      Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5.6      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.7      Full Force and Effect. On and after the Increase Effective Date, each reference in any Loan Document to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Agreement. Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed and this Agreement shall not be considered a novation. The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Loan Documents.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BORROWER:

STELLUS PRIVATE CREDIT BDC

By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer

Signature Page to Increase agreement – Stellus Private Credit BDC

ADMINISTRATIVE AGENT AND LC ISSUER:

ZIONS BANCORPORATION, N.A.
DBA AMEGY BANK

By:	/s/ Mario Gagetta
Mario Gagetta
Vice President

Signature Page to Increase agreement – Stellus Private Credit BDC

NEW LENDER:

CADENCE BANK

By:	/s/ Annie Dodson
Name:	Annie Dodson
Title:	AVP

Signature Page to Increase agreement – Stellus Private Credit BDC

NEW LENDER:

FIRST FINANCIAL BANK

By:	/s/ Andrew Arizpe
Name:	Andrew Arizpe
Title:	Senior Vice President

Signature Page to Increase agreement – Stellus Private Credit BDC

SUBSIDIARY GUARANTOR’S CONSENT AND AGREEMENT TO

INCREASE AGREEMENT

As an inducement to Administrative Agent, LC Issuer, and the New Lenders party thereto to execute the Increase Agreement to Credit Agreement (the “Agreement”) to which this Subsidiary Guarantor’s Consent and Agreement to Increase Agreement is attached, and in consideration of such execution by the parties thereto (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Agreement), the undersigned Subsidiary Guarantor hereby consents to the Agreement and the transactions contemplated thereby, and agrees that the Agreement shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Agreement, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Agreement as if made on and as of the date of the Agreement (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. The undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Agreement. This Consent and Agreement is executed as of the date of the Agreement and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

[Signature on Following Page]

Subsidiary Guarantor’s Consent and Agreement to
Increase Agreement – Stellus Private Credit BDC

SUBSIDIARY GUARANTOR:

PBDC CONSOLIDATED BLOCKER, LLC

By:	Stellus Private Credit BDC,
its sole member

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer

Signature Page to Subsidiary Guarantor’s Consent and Agreement to
Increase Agreement – Stellus Private Credit BDC